UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b)  On March 24, 2021, Adtalem Global Education Inc. (“Adtalem”) accepted the resignation of Mr. Michael O. Randolfi as Senior Vice President and Chief Financial Officer effective April 24, 2021.  Mr. Randolfi has agreed to become the Chief Financial Officer of Personalized Beauty Discovery, Inc., a venture-backed personal care company.  Adtalem intends to conduct a search to replace its Chief Financial Officer.

Mr. Robert Phelan will serve as interim Chief Financial Officer and Adtalem’s principal financial officer effective as of April 24, 2021.   Mr. Phelan has been Adtalem’s Vice President and Chief Accounting Officer and principal accounting officer since February 2020.  Mr. Phelan will continue to serve as Adtalem’s principal accounting officer.  Mr. Phelan will report to Ms. Lisa Wardell, Adtalem’s President and Chief Executive Officer.

Prior to joining Adtalem in February 2020, Mr. Phelan served in a variety of financial and operational roles of increasing responsibility at Sears Holding Corp., which he joined in 1996.

The terms of Mr. Phelan’s compensation have not yet been determined.  In accordance with Instruction 2 of Item 5.02 of Form 8-K, Adtalem will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

A copy of the press release relating to this Item 5.02 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

99.1            Adtalem Global Education Inc. Press Release dated March 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Stephen W. Beard

Stephen W. Beard, Chief Operating Officer

Date: March 30, 2021